UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2021

Vericel Corporation

(Exact name of registrant as specified in its charter)

Michigan	001-35280	94-3096597
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

64 Sidney Street
Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 588-5555

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VCEL	NASDAQ

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Vericel Corporation, a Michigan corporation (the “Company”) held on April 28, 2021 (the “Annual Meeting”), the shareholders of the Company voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the SEC on March 19, 2021: (i) to elect each of Robert L. Zerbe, Alan L. Rubino, Heidi Hagen, Steven Gilman, Kevin McLaughlin, Paul Wotton and Dominick C. Colangelo as a director of the Company to serve for a one-year term expiring at the Company’s 2022 annual meeting of shareholders and until his or her successor has been elected and qualified (“Proposal 1”), (ii) to approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company (“Proposal 2”), and (iii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Proposal 3”).

The Company’s shareholders approved the nominees recommended for election in Proposal 1 at the Annual Meeting.

Shareholders voted for directors as follows:

Nominee	For	Abstain/Withheld	Broker Non-Votes
Robert L. Zerbe	28,780,563	8,337,421	3,758,449
Alan L. Rubino	29,459,571	7,658,413	3,758,449
Heidi Hagen	32,251,839	4,866,145	3,758,449
Steven Gilman	35,503,801	1,614,183	3,758,449
Kevin McLaughlin	33,657,675	3,460,309	3,758,449
Paul Wotton	29,646,909	7,471,075	3,758,449
Dominick C. Colangelo	36,049,336	1,068,648	3,758,449

The Company’s shareholders approved, on a non-binding advisory basis, Proposal 2 on the compensation of the Company’s named executive officers. The votes cast at the Annual Meeting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,562,851	1,518,522	36,611	3,758,449

The Company’s shareholders approved Proposal 3 to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2021. The votes cast at the Annual Meeting were as follows:

Votes For	Votes Against	Abstentions
39,390,805	1,455,429	30,199

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vericel Corporation

Date: April 29, 2021	By:	/s/ Sean C. Flynn
Name: Sean C. Flynn
Title: Vice President, General Counsel and Secretary